                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
[_]  Definitive Proxy Statement                 COMMISSION ONLY (AS PERMITTED BY
[X]  Definitive Additional Materials            RULE 14A-6(E)(2))
[_]  Soliciting Material under Rule 14a-12.


                      HARRIS ASSOCIATES INVESTMENT TRUST
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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

[The following will be placed on The Oakmark Family of Funds Home page (www.oakmark.com):]

     SHAREHOLDERS: Recently a shareholder proxy statement was mailed to
     -------------
     you--cast your vote on-line.
          Read more->


[Linked page:]

Welcome to On-Line Proxy Voting. Here you can submit your proxy voting instructions over the Internet. It's convenient and immediate--your voting instructions are submitted right away.

If you don't need to review the entire proxy Q&A, you can vote immediately. CLICK HERE TO VOTE YOUR PROXY NOW.
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                                    PROXY Q&A

WHAT ARE YOU ASKING ME TO VOTE ON?

     The sole proposal in this proxy relates to approving a new investment advisory agreement for each of the Oakmark Funds.

WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND(S)?

     The laws governing mutual funds generally require that when a fund's investment adviser, or the adviser's parent company, undergoes a change in ownership, the advisory agreement with the fund will terminate. In July, our investment adviser's parent company (called "Nvest") entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution (as described in the proxy statement provided at the end of this Q&A). In order
                     ---------------
for each of the Oakmark Funds to continue with Harris Associates L.P. as its investment adviser, shareholders of the Funds must approve a new investment advisory agreement.

HOW WILL THE CDC ASSET MANAGEMENT ACQUISITION OF NVEST AFFECT THE OAKMARK FAMILY OF FUNDS?

     The transaction is not expected to affect the daily operations of the Funds or the investment management activities of Harris Associates. Harris Associates and the Funds will continue to operate autonomously, but will be part of a larger organization with the resources of CDC Asset Management. The Oakmark Funds' investment objectives, strategies, and portfolio managers are not expected to change as a result of the transaction.

WILL THIS CHANGE MY STATUS AS AN OAKMARK SHAREHOLDER?

     No. As an existing shareholder, you should not expect changes to the Fund(s)' investment philosophy or process. Harris Associates will continue to work to meet your expectations for consistent, competitive performance and high quality customer service.

HOW CAN I VOTE MY PROXY?

You can vote by mail, online, or via a touch-tone phone. Please see the proxy
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card(s) that were mailed to you for more information and instructions. If you do vote electronically, you do not need to mail your proxy card(s). However, if you want to change your vote, you may do so using a proxy card, telephone, or the Internet.

If you own shares in more than one account, a separate card for each account in each Fund was enclosed with the proxy materials we sent to you. These are not duplicate cards; it is important to vote each account represented by a proxy card.

HOW DO THE TRUSTEES OF THE OAKMARK FAMILY OF FUNDS RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

     The trustees recommend that shareholders vote "FOR" the proposal to approve the new investment advisory agreement for each Fund.

REMEMBER--YOUR VOTE COUNTS!
Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, the trustees will resolicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

Thank you for your cooperation in voting on this important proposal. If you have questions, please contact us or call the Funds' service center representatives
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at 1-800-OAKMARK (1-800-625-6275).

Download the PDF file containing the full Proxy Statement
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

[The following will appear on shareholders' account statements:]

YOUR VOTE COUNTS! IF YOU WERE A SHAREHOLDER ON 8/28, YOU SHOULD HAVE RECEIVED PROXY MATERIAL FOR YOUR FUNDS. PLEASE READ THE MATERIAL & VOTE YOUR SHARES BY MAIL OR @ WWW.OAKMARK.COM, OR CALL 1-888-221-0697.
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

                         MANAGEMENT INFORMATION SERVICES
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                              Oakmark Proxy Script

OPENING

When connected to the toll-free number, shareholder will hear:

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"Welcome. Please enter the control number located on the upper portion of your proxy card."
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When shareholder enters the control number, he/she will hear:

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"To vote as the Board recommends, press 1 now. To vote otherwise, press 0 now."
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OPTION 1: VOTING THE PROPOSAL AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on the proposal, he/she will hear:

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"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
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If shareholder presses 1, he/she will hear:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

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"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

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"Thank you for voting."
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Call is terminated.

OPTION 2: VOTING OTHER THAN THE BOARD RECOMMENDS

If shareholder elects to vote the proposal other than as the Board recommends, he/she will hear:

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"Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
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After the vote is cast for Proposal 1, the shareholder will hear:

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"Your vote  has been cast as follows:  Proposal 1: (vote is given).  If this is correct, press 1.  If incorrect, press 0."
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                        MANAGEMENT INFORMATION SERVICES
                                    8/25/00

If the shareholder presses 1, he/she will hear:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

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"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder elects to revote the cancelled vote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

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"Thank you for voting."
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Call is terminated.


                        MANAGEMENT INFORMATION SERVICES
                                    8/25/00

                              Verbal Voting Script

Introduction

Hello, my name is __________. I'm calling from DF King on behalf of Harris Associates Investment Trust, The Oakmark Funds. May I please speak to __________?

Address Shareholder Needs

The Board of Trustees of your Oakmark Fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

Are you familiar with the proposal? May I assist you with any questions?

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

Begin the Vote

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of Harris Associates Investment Trust. Today's date is __________ and the time is __________ eastern time.

May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

Actual Voting

Your Board of Trustees has made a proposal that it has studied carefully. It recommends that you vote in favor of this proposal. Would you like to vote in favor of this proposal as recommended by your Board?

Closing

Your vote has been recorded. You have voted __________. Is that correct?

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the confirmation letter. You may revoke your proxy by sending a signed, written letter of revocation to the secretary of Harris Associates Investment Trust, by properly executing and submitting a later-dated proxy card or by attending the Meeting and voting in person. Thank you for your time.